As filed with the Securities and Exchange Commission on August 16, 1994.


                                                       Registration No. 33-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________


                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            ________________________

                   CENTEX CORPORATION                                3333 HOLDING CORPORATION AND
                                                                   CENTEX DEVELOPMENT COMPANY, L.P.

                         Nevada                                   Nevada and Delaware, respectively
                (State of incorporation)                      (States of incorporation or organization)

                       75-0778259                              75-2178860 and 75-2168471, respectively
          (I.R.S. Employer Identification No.)                  (I.R.S. Employer Identification Nos.)

              3333 Lee Parkway, Suite 1200                           3333 Lee Parkway, Suite 500
                  Dallas, Texas 75219                                    Dallas, Texas 75219
        (Address of principal executive offices)               (Address of principal executive offices)

                     (214) 559-6500                                         (214) 559-6700
            (Registrant's telephone number)                        (Registrants' telephone number)



 AMENDED AND RESTATED PROFIT SHARING AND RETIREMENT PLAN OF CENTEX CORPORATION
                            (Full title of the plan)

                               RAYMOND G. SMERGE
               Vice President, Chief Legal Officer and Secretary
                               CENTEX CORPORATION
                          3333 Lee Parkway, Suite 1200
                              Dallas, Texas 75219
                    (Name and address of agent for service)


  Telephone number, including area code, of agent for service:  (214) 559-6500

                        CALCULATION OF REGISTRATION FEE

===========================================================================================================
        Title of              Amount           Proposed maximum      Proposed maximum           Amount of
     Securities to             to be            offering price           aggregate             registration
   be registered (2)        registered           per share (3)      offering price (3)             fee
- -----------------------------------------------------------------------------------------------------------
 Common Stock, par
 value $0.25 (1)             1,000,000 Shares     $   25.25          $25,250,000              $ 8,706.90
- -----------------------------------------------------------------------------------------------------------
 Beneficial Interests
 in 1,000 shares of
 Common Stock of 3333
 Holding Corporation(1)         ---               $   ---            $   ---                  $   ---
- -----------------------------------------------------------------------------------------------------------
 Beneficial Interests
 in 900 Warrants to
 Purchase Class B
 Units of Limited
 Partnership
 Interests in Centex
 Development Company,           ---               $   ---            $   ---                  $   ---
 L.P. (1)
===========================================================================================================

(1) On November 30, 1987, Centex distributed as a dividend to its stockholders (through a nominee, the "Nominee") all the issued and outstanding shares of common stock, par value $0.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and 900 warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interests in Centex Development Company, L.P., a Delaware limited partnership ("CDC").

    The Nominee holds the Stockholder Warrants and 1,000 shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $0.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in that portion of the 1,000 shares of Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's pro rata portion of such beneficial interest is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock.

    No additional fee is required in respect of the beneficial interests in the shares of Holding Common Stock and the Stockholder Warrants associated with shares of Centex Common Stock.

(2) Pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock and beneficial interests in the Holding Common Stock and CDC Warrants as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions. In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employer benefit plan described herein.

(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and (h) of the Securities Act, and computed on the basis of the average of the high and low sales prices of the Common Stock included in the New York Stock Exchange Composite Transactions Report for August 10, 1994 as published by The Wall Street Journal, which was
    $25.25 per share.

================================================================================

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROPSECTUS

             Note: The document(s) containing the information concerning the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation (the "Plan") required by Item 1 of this Form and the statement of availability of Registrant information and information relating to the Plan and other information required by Item 2 of this Form will sent or given to employees as specified by Rule 428. In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Secuitites and Exchange Commission (the "Commission") either as part of this Registration Statement or as propectuses or prospectus supplements pursuant to Rule 424. The Registrant shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of any or all of the documents included in such file.


                                    PART II

ITEM 3.      INCORPORATION OF DOCUMENTS BY REFERENCE

             This Registration Statement incorporates herein by reference the following documents which have been filed with the Securities and Exchange Commission (the "Commission") by Centex Corporation ("Centex"), 3333 Holding Corporation ("Holding") or Centex Development Company, L.P. ("CDC") (Centex, Holding and CDC are hereinafter collectively referred to as the "Companies") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that any statement or information therein is modified, superseded or replaced by a statement or information contained in any subsequently filed documents incorporated herein by reference.

             (1) The Joint Annual Report on Form 10-K of Centex, Holding and CDC for the fiscal year ended March 31, 1994, filed pursuant to Section 13 of the Exchange Act.

             (2) The Joint Quarterly Report on Form 10-Q of Centex, Holding and CDC for the quarter ended June 30, 1994, filed pursuant to Section 13 of the Exchange Act.

             (3) The Joint Proxy Statement of Centex and Holding dated July 1, 1994, for use in connection with the Annual Meeting of Stockholders held on July 28, 1994.

             (4) Current Report on Form 8-K of Centex dated May 10, 1991 filed pursuant to Section 13(a) of the Exchange Act.

             (5) Description of Centex Common Stock, par value $0.25 per share ("Common Stock"), contained in the Form 8-A dated October 28, 1971, and Form 8 dated November 11, 1971 filed pursuant to Section 12 of the Exchange Act.

             (6) Description of Common Stock, par value $0.01 per share, of Holding contained in the Registration Statement on Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 24, 1987.

             (7) Description of Warrants to purchase Class B Units of limited partnership of CDC expiring November 30, 1997 contained in Registration Statement on Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 24, 1987.

             (8) Description of the Preferred Stock Purchase Rights which are presently transferred with the Centex Common Stock contained in Form 8-A dated September 17, 1986, as amended by Amendment No. 1 on Form 8 dated October 18, 1988, filed pursuant to Section 12 of the Exchange Act.

             All other documents hereinafter filed by the Companies or the Plan, or any of them, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


ITEM 4.      DESCRIPTION OF SECURITIES

             Not applicable.


ITEM 5.      INTERESTS OF NAMED EXPERTS AND COUNSEL

             Not applicable.


ITEM 6.      INDEMNIFICATION OF DIRECTORS AND OFFICERS

             Centex and Holding are Nevada corporations. Pursuant to the provisions of Section 751 of the Nevada General Corporation Law (the "NGCL"), every Nevada corporation has the authority to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving as such (at the request of the corporation) of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

             Under Nevada law, Centex and Holding also have authority to indemnify any such person who is a party or is threatened to be made a party to any threatened, pending or completed actions or suits brought by or in the right of the corporation, but only to the extent of expenses including amounts paid in settlement and attorneys' fees. No indemnification shall be made, however, for any claim, issue or matter as to which a person has been adjudged by a court to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all the circumstances, the person is fairly and reasonably entitled to such expenses as the court deems proper.

             To the extent any of the persons referred to in the two immediately preceding paragraphs is successful in the defense of the actions referred to therein, such person must be indemnified by the corporation against expenses including attorneys fees actually and reasonably incurred by him in connection with the defense.

             In addition, Section 037 of the NGCL permits Nevada corporations to include in their articles of incorporation a provision eliminating the personal liability of their directors and officers for damages resulting from certain breaches of fiduciary duty. An amendment to the Articles of Incorporation of Centex was adopted by its stockholders at the annual meeting thereof held on July 15, 1987 in order to effect the permitted limitation on liability. The Articles of Incorporation of Holding and the Articles of Incorporation of 3333 Development Corporation, the general partner of CDC, contain a similar provision limiting the liability of their directors and officers for such damages.

             Centex has entered into indemnification contracts with its directors as such, and with its directors in their capacities (i) as officers, employees or agents of Centex and as directors or officers of the various subsidiaries of Centex, (ii) as directors, officers, employees or agents of other companies or enterprises when they are serving in any such capacity at the request of Centex, and (iii) as a fiduciary with respect to any employee benefit plan or trust of Centex or any subsidiary of Centex. It is anticipated that similar contracts may be entered into, from time to time, with certain officers of Centex and its subsidiaries who are not directors of Centex. The general effect of the indemnification contracts is to provide that the indemnitees shall be indemnified to the fullest possible extent permitted by law against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in any action or proceeding, including any action by or in the right of Centex, by reason of their service in the foregoing capacities. The indemnification contracts were approved by the stockholders of Centex at the annual meeting of stockholders held on July 16, 1986.

             The Companies have obtained a directors' and officers' liability insurance policy to insure their respective directors and officers against losses resulting from wrongful acts committed by them in their capacities as directors and officers of the Companies, including liabilities arising under the Securities Act.

             The foregoing summaries are necessarily subject to the complete text of the statute, Articles of Incorporation, By-laws and agreements referred to above and are qualified in their entirely by reference thereto.

             The Amended and Restated Agreement of Limited Partnership of CDC provides that CDC will indemnify the General Partner and its directors, officers, employees and agents and persons serving on behalf of CDC in similar capacities with other entities against liabilities, costs and expenses (including legal fees and expenses) incurred by the General Partner or such persons in connection with litigation or threatened litigation, if the General Partner or such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of CDC, and such General Partner's or such other person's conduct did not constitute gross negligence or willful or wanton misconduct. Any indemnification under these provisions will be limited to the assets of CDC. CDC is authorized to purchase insurance against liabilities asserted against any expenses incurred by such persons in connection with CDC's activities, if any, whether or not CDC would have the power to indemnify the persons against such liabilities under the provisions described above.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

              Not applicable.

ITEM 8.       EXHIBITS

              The Exhibits to this Registration Statement are listed in the Index to Exhibits beginning on page E-1 of this Registration Statement which Index is incorporated by reference herein.

              The Registrants hereby undertake that they have submitted or will submit in a timely manner the Plan and any amendment thereto to the Internal Revenue Service for purposes of obtaining a determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, and have made or will make all changes required by the Internal Revneue Service in order to qualify the Plan.

ITEM 9.       UNDERTAKINGS

              The undersigned Registrants hereby undertake:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, unless the information required to be included in such post-effective amendment is contained in a periodic report filed by the Companies pursuant to Section 13 or
              Section 15(d) of the Securities Exchange Act of 1934 and incorporated herein by reference;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, unless the information required to be included in such post-effective amendment is contained in a periodic report filed by the Companies pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and incorporated herein by reference;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

              (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Companies' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, the filing of an employee benefit plan's annual report pursuant to Section 15 (d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the respective Companies pursuant to the foregoing provisions, or otherwise, the Companies have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by any of the Companies of expenses incurred or paid by a director, officer, or controlling person of such Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 28, 1994.

                                        CENTEX CORPORATION



                                        By:  /s/ Laurence E. Hirsch
                                             ------------------------------
                                             Laurence E. Hirsch
                                             Chairman of the Board
                                             and Chief Executive Officer

                               POWER OF ATTORNEY

Know all men by these presents, that each of the undersigned hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all pre-effective or post-effective amendment to the Registration Statement, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated:


                Signature                            Title                                Date
 ----------------------------------   ----------------------------------   ----------------------------------
                                            Chairman of the Board,
     /s/ Laurence E. Hirsch                 Chief Executive Officer                   July 28, 1994
 -------------------------------                 and Director
       Laurence E. Hirsch                (principal executive officer)

                                           Executive Vice President,
       /s/ David W. Quinn                   Chief Financial Officer                   July 28, 1994
 -------------------------------                 and Director
         David W. Quinn                  (principal financial officer)


     /s/ Michael S. Albright               Vice President -- Finance
 -------------------------------                and Controller                        July 28, 1994
       Michael S. Albright               (principal accounting officer)


       /s/ Alan B. Coleman                         Director                           July 28, 1994
 -------------------------------
         Alan B. Coleman

               Signature                             Title                                Date
  ---------------------------------   ----------------------------------   ----------------------------------
                                                   Director                           July __, 1994
  -------------------------------
         Dan W. Cook III


    /s/ William J Gillilan III                     Director                           July 28, 1994
  -------------------------------
      William J Gillilan III


                                                   Director                           July __, 1994
  -------------------------------
     Clint W. Murchison, III


       /s/ Charles H. Pistor                       Director                           July 28, 1994
  -------------------------------
         Charles H. Pistor


        /s/ Paul R. Seegers                        Director                           July 28, 1994
  -------------------------------
          Paul R. Seegers


         /s/ Paul T. Stoffel                       Director                           July 28, 1994
  -------------------------------
           Paul T. Stoffel

                                   SIGNATURES

    The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 28, 1994.

                                        3333 HOLDING CORPORATION



                                        By:  /s/ J. Stephen Bilheimer
                                             ------------------------------
                                             J. Stephen Bilheimer
                                             President


                               POWER OF ATTORNEY

Know all men by these presents, that each of the undersigned hereby constitutes and appoints J. Stephen Bilheimer his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all pre-effective or post-effective amendment to the Registration Statement, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated:


               Signature                            Title                                Date
 ----------------------------------   ----------------------------------   ----------------------------------
                                                  President,
    /s/ J. Stephen Bilheimer              Chief Executive Officer and                 July 28, 1994
 ------------------------------                    Director
      J. Stephen Bilheimer               (principal executive officer)


        /s/ Roger D. Sefzik                   Vice President and
 ------------------------------                    Treasurer                          July 28, 1994
        Roger D. Sefzik                  (principal financial officer
                                       and principal accounting officer)


      /s/ Josiah O. Low, III                       Director                           July 28, 1994
 ------------------------------
        Josiah O. Low, III



        /s/ David M. Sherer                        Director                           July 28, 1994
 ------------------------------
          David M. Sherer

                                   SIGNATURES

    The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 28, 1994.

                                        CENTEX DEVELOPMENT COMPANY, L.P.

                                        By: 3333 Development Corporation,
                                            General Partner



                                            By:  /s/ J. Stephen Bilheimer
                                                 ------------------------------
                                                 J. Stephen Bilheimer
                                                 President


                               POWER OF ATTORNEY

Know all men by these presents, that each of the undersigned hereby constitutes and appoints J. Stephen Bilheimer his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all pre-effective or post-effective amendment to the Registration Statement, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that his attorney-in-fact or agent or his substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated:

               Signature                            Title                                 Date
 ----------------------------------   ----------------------------------   ----------------------------------
                                                  President,
    /s/ J. Stephen Bilheimer              Chief Executive Officer and                 July 28, 1994
 ------------------------------                    Director
      J. Stephen Bilheimer               (principal executive officer)


      /s/ Roger D. Sefzik                     Vice President and
 ------------------------------                    Treasurer                          July 28, 1994
         Roger D. Sefzik                 (principal financial officer
                                       and principal accounting officer)


     /s/ Josiah O. Low, III                        Director                           July 28, 1994
 ------------------------------
       Josiah O. Low, III



       /s/ David M. Sherer                         Director                           July 28, 1994
 ------------------------------
         David M. Sherer

         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee which administers the Profit Sharing and Retirement Plan of Centex Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 28, 1994.

                                        PROFIT SHARING AND RETIREMENT PLAN OF
                                        CENTEX CORPORATION


                                        By:  /s/ Michael S. Albright
                                             ------------------------------
                                             Michael S. Albright
                                             Plan Administrator


                               POWER OF ATTORNEY

Know all men by these presents, that each of the undersigned hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all pre-effective or post-effective amendment to the Registration Statement, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated:

                Signature                                Title                                    Date
  ------------------------------------  --------------------------------------    -------------------------------------
          /s/ O. G. Dagnan              Member of Administrative Committee                 July 28, 1994
   --------------------------------
            O. G. Dagnan

                                        Member of Administrative Committee                 July __, 1994
   --------------------------------
         Timothy R. Eller


      /s/ William J Gillilan III        Member of Administrative Committee                 July 28, 1994
   --------------------------------
        William J Gillilan III


        /s/ Richard C. Harvey           Member of Administrative Committee                 July 28, 1994
   --------------------------------
         Richard C. Harvey


         /s/ Carl N. Hearne             Member of Administrative Committee                 July 28, 1994
   --------------------------------
           Carl N. Hearne


       /s/ Laurence E. Hirsch           Member of Administrative Committee                 July 28, 1994
   --------------------------------
          Laurence E. Hirsch

          /s/ David W. Quinn            Member of Administrative Committee                 July 28, 1994
    -------------------------------
            David W. Quinn


                                        Member of Administrative Committee                 July __, 1994
    -------------------------------
             Joe R. Walker

                               INDEX TO EXHIBITS
                               CENTEX CORPORATION

            EXHIBIT                                                                         SEQUENTIALLY
            NUMBER                             DESCRIPTION OF EXHIBITS                      NUMBERED PAGE
            -------                            -----------------------                      -------------
               3.1              Restated Articles of Incorporation of Centex
                                Corporation ("Centex") (filed as Centex exhibit 3.1
                                to the 1993 Joint Annual Report of Centex, 3333
                                Holding Corporation ("Holding") and Centex
                                Development Company, L.P. ("CDC") for the fiscal
                                year ended March 31, 1993 (the "1993 Joint Annual
                                Report") and incorporated herein by reference)

               3.2 Bylaws of Centex, as amended (filed as Centex exhibit 3.2 to the 1993 Joint Annual Report and incorporated herein by reference)

               4.1              Specimen Centex Common Stock certificates (with
                                tandem trading legend) (filed as Centex exhibit 4.1
                                to the 1993 Joint Annual Report and incorporated
                                herein by reference)

               4.2              Nominee Agreement by and between Centex, Holding,
                                CDC and Chemical Bank as successor rights agent
                                (filed as Centex exhibit 4.2 to the 1993 Joint
                                Annual Report and incorporated herein by reference)

               4.3 Agreement for Purchase of Warrants by and between Centex and Holding (filed as Centex exhibit 4.3 to the 1993 Joint Annual Report and incorporated herein by reference)

               4.4 Centex Corporation Shareholder Rights Plan, as amended (filed as exhibit 1 to Form 8-A
                                Registration Statement of Centex dated September
                                17, 1986 and incorporated herein by reference)

               4.5 Amendment No. 1 to the Shareholder Rights Plan, as amended (filed as Centex exhibit 4.6 to the 1993
                                Joint Annual Report and incorporated herein by reference)

               10*              Amended and Restated Profit Sharing and Retirement
                                Plan of Centex Corporation

               23*              Consent of Arthur Andersen & Co.

               24 Powers of Attorney (contained on the applicable signature page of this Registration Statement)

__________________________________
*   Filed herewith.

                               INDEX TO EXHIBITS
                            3333 HOLDING CORPORATION


            EXHIBIT                                                                         SEQUENTIALLY
            NUMBER                             DESCRIPTION OF EXHIBITS                      NUMBERED PAGE
            -------                            -----------------------                      -------------
               3.1              Articles of Incorporation, as amended, of 3333
                                Holding Corporation ("Holding") (filed as exhibit
                                3.2a to Amendment No. 1 ("Amendment No. 1") dated
                                October 14, 1987 to Holding's Registration
                                Statement on Form 10 dated July 12, 1987, File No.
                                1-9624 and incorporated herein by reference)

               3.2 Bylaws, as amended, of Holding (filed as Holding exhibit 3.2 to Joint Annual Report of Centex
                                Corporation ("Centex"), Holding and Centex
                                Development Company, L.P. ("CDC") on Form 10-K for the fiscal year ended March 31, 1993 (the "1993
                                Joint Annual Report") and incorporated herein by reference)

               4.1 Specimen Holding Common Stock certificate (filed as exhibit 4.1 to Amendment No. 1 and incorporated herein by reference)

               4.2 Specimen Centex Common Stock certificate (with tandem trading legend) (filed as Holding exhibit
                                4.2 to the 1993 Joint Annual Report and
                                incorporated herein by reference)

               4.3              Nominee Agreement by and between Centex, Holding,
                                CDC and Chemical Bank, as successor rights agent
                                (filed as Holding exhibit 4.3 to the 1993 Joint
                                Annual Report and incorporated herein by reference)

               4.4              Agreement for Purchase of Warrants by and between
                                Centex and Holding (filed as Holding exhibit 4.4 to
                                the 1993 Joint Annual Report and incorporated
                                herein by reference)

               10*              Amended and Restated Profit Sharing and Retirement
                                Plan of Centex Corporation

               23*              Consent of Arthur Andersen & Co.

               24 Powers of Attorney (contained on the applicable signature page of this Registration Statement)


__________________________________
*   Filed herewith.

                               INDEX TO EXHIBITS
                        CENTEX DEVELOPMENT COMPANY, L.P.

             EXHIBIT                                                                     SEQUENTIALLY
             NUMBER                         DESCRIPTION OF EXHIBITS                      NUMBERED PAGE
             -------                        -----------------------                      -------------
               3.1                Articles of Incorporation, as amended, of
                                  3333 Development Corporation ("3333") (filed
                                  as exhibit 3.2a to Amendment No. 1 dated
                                  October 14, 1987 ("Amendment No. 1") to
                                  Centex Development Company, L.P.'s ("CDC")
                                  Registration Statement on Form 10 dated July
                                  12, 1987, File No. 1-9625 (the "CDC
                                  Registration Statement") and incorporated
                                  herein by reference)

               3.2                Bylaws of CDC, as amended (filed as CDC
                                  exhibit 3.2 to Joint Annual Report of Centex
                                  Corporation ("Centex"), 3333 Holding
                                  Corporation ("Holding") and CDC on Form 10-K for the fiscal year ended March 31, 1993
                                  (the "1993 Joint Annual Report") and
                                  incorporated herein by reference)

               4.1                Certificates of Limited Partnership of CDC
                                  (filed as exhibit 4.1 to the CDC
                                  Registration Statement and incorporated
                                  herein by reference)

               4.2                Amended and Restated Agreement of Limited
                                  Partnership of CDC (filed as exhibit 4.2 to Amendment No. 3 dated November 24, 1987
                                  ("Amendment No. 3") to the CDC Registration
                                  Statement and incorporated herein by
                                  reference)

               4.3 Specimen certificate for Class A limited partnership units (filed as exhibit 4.3 to the CDC Registration Statement and incorporated herein by reference)

               4.4 Specimen certificate for Class B limited partnership units (filed as exhibit 4.4 to the CDC Registration Statement and incorporated herein by reference)

               4.5 Warrant Agreement by and between CDC and Centex (filed as CDC exhibit 4.5 to the 1993
                                  Joint Annual Report and incorporated herein by reference)

               4.6                Specimen warrant certificates (filed as
                                  exhibit 4.6 to Amendment No. 3 and
                                  incorporated herein by reference)

               4.7                Specimen Centex Common Stock Certificate
                                  (with tandem trading legend) (filed as CDC exhibit 4.7 to 1993 Joint Annual Report and incorporated herein by reference)

            EXHIBIT                                                                     SEQUENTIALLY
            NUMBER                      DESCRIPTION OF EXHIBITS                        NUMBERED PAGE
            -------                     -----------------------                        -------------
              4.8           Nominee Agreement by and between Centex,
                            Holding, CDC and Chemical Bank, as successor
                            rights agent (filed as CDC exhibit 4.8 to the
                            1993 Joint Annual Report and incorporated
                            herein by reference)

              4.9 Agreement for Purchase of Warrants by and between CDC and Centex (filed as CDC exhibit
                            4.9 to 1993 Joint Annual Report and
                            incorporated herein by reference)

              10*           Amended and Restated Profit Sharing and
                            Retirement Plan of  Centex Corporation

              23*           Consent of Arthur Andersen & Co.

              24            Powers of Attorney (contained on the
                            applicable signature page of this Registration
                            Statement)





__________________________________
*   Filed herewith.